Exhibit 99.1

Caleres Reports Fourth Quarter & Fiscal 2025 Results

Fourth quarter adjusted EPS exceeds guidance. Lead Brands, eCommerce and International drive growth. Caleres completes Stuart Weitzman integration.

Sam Edelman Saige Studded Ankle Boot

●	Reported fourth quarter net sales of $695.1 million, up 8.7%.
o	Brand Portfolio sales increased 20.3%, with organic sales up 1.5%.
o	Continued growth across all channels of our Brand Portfolio business, supplemented by continued market share gain in Women’s Fashion Footwear (+0.85%) and Total Footwear (+0.34%).
o	Famous Footwear sales declined 1.2%, with comparable sales up 0.1%.
●	Owned eCommerce sales across Famous Footwear and Brand Portfolio remained up double digits.
●	GAAP loss per diluted share was $0.70. Adjusted loss per diluted share was $0.36. Excluding Stuart Weitzman, adjusted loss per diluted share was $0.06.
●	Completed the Stuart Weitzman integration onto Caleres platforms as we finished the quarter, both on time and on budget, with minimal business disruption.
●	Expects first quarter 2026 consolidated net sales up mid to high-single digits and GAAP earnings per diluted share of $0.21 to $0.26, and adjusted earnings per diluted share of $0.25 to $0.30.
●	Expects fiscal 2026 consolidated net sales up low to mid-single digits and GAAP earnings per diluted share of $1.31 to $1.61, and adjusted earnings per diluted share of $1.35 to $1.65.

ST. LOUIS--(BUSINESS WIRE)--Caleres (NYSE: CAL), a market-leading portfolio of consumer-driven footwear brands, today reported financial results for the fourth quarter and full year 2025, as well as guidance for first quarter and full year 2026.

“Caleres’ fourth quarter exceeded our earnings guidance with sales modestly above expectations and gross margin better than anticipated in both segments,” said Jay Schmidt, president and chief executive officer. “Performance was driven by continued strength in owned eCommerce and international growth, reinforcing our strategic growth vectors. Our Lead Brands once again outperformed, and we gained market share in both women’s fashion footwear and total footwear. We also completed the Stuart Weitzman integration with minimal business disruption. At Famous Footwear, FLAIR remodels continue to outperform the fleet, and our more curated and elevated assortment is resonating with consumers as Famous gained market share in shoe chains.

“As we look ahead, 2026 is shaping up as a build-back year with modest organic sales growth and meaningful earnings recovery. While we have many reasons for optimism, we are also aware that the current geopolitical backdrop presents a level of risk and uncertainty. Profit improvement in 2026 will be driven primarily by our tariff mitigation efforts taking hold and our plan to bring Stuart Weitzman to breakeven profitability. We are confident that executing our strategic plans will result in improved financial performance and drive long-term value for our shareholders.”

Fourth Quarter 2025 Results

(13 weeks ended January 31, 2026, compared to 13 weeks ended February 1, 2025)

●	Net sales were $695.1 million, up 8.7% versus fourth quarter 2024, and $638.7 million when excluding Stuart Weitzman.
o	Famous Footwear net sales decreased 1.2% versus last year, with comparable sales up 0.1%.
o	Brand Portfolio net sales increased 20.3% versus last year, and 1.5% when excluding Stuart Weitzman.
o	Direct-to-consumer sales represented approximately 74% of total net sales.

●	Gross profit was $290.3 million with a gross margin of 41.8%, down 230 basis points versus last year. Adjusted gross profit was $298.4 million with adjusted gross margin of 42.9%, down 10 basis points versus last year. Excluding Stuart Weitzman, adjusted gross profit was $271.3 million, with adjusted gross margin of 42.5%, down 60 basis points versus last year.
o	Famous Footwear gross margin was 42.5%, nearly flat versus last year.
o	Brand Portfolio gross margin was 39.3%, down 230 basis points versus last year. Adjusted gross margin was 41.6%, down 10 basis points versus last year.

●	Selling and administrative expenses were $310.0 million, or 44.6% of net sales, deleveraged 370 basis points versus last year, primarily reflecting $39 million in expenses related to Stuart Weitzman. Excluding Stuart Weitzman, selling and administrative expenses were $270.8 million, or 42.4% of net sales, deleveraged 150 basis points versus last year.

●	GAAP net loss was $22.7 million, or loss per diluted share of $0.70, versus last year’s GAAP net earnings of $4.9 million or earnings per diluted share of $0.15. Adjusted net loss was $11.7 million, or adjusted loss per diluted share of $0.36, versus last year’s net earnings of $11.1 million, or earnings per diluted share of $0.33. Excluding Stuart Weitzman, adjusted net loss was $1.9 million, or adjusted loss per diluted share of $0.06.

Earnings (loss) per diluted share	4Q25	4Q24
GAAP	($0.70)	$0.15
Adjusted	($0.36)	$0.33
Adjusted excluding Stuart Weitzman	($0.06)	$0.33

Fiscal Year 2025 Results

(52 weeks ended January 31, 2026, compared to 52 weeks ended February 1, 2025)

●	Net sales were $2.8 billion, up 1.3% versus fiscal 2024, including Stuart Weitzman.
o	Famous Footwear segment net sales decreased 3.6% versus last year, with comparable sales down 2.3%.
o	Brand Portfolio segment net sales increased 7.3% versus last year. Excluding Stuart Weitzman, net sales decreased 1.0% versus last year.
o	Direct-to-consumer sales represented approximately 73% of total net sales.

●	Gross profit was $1.18 billion with a gross margin of 43.0%, down 190 basis points versus last year. Adjusted gross margin was 43.5%, down 140 basis points versus last year. Excluding Stuart Weitzman, adjusted gross profit was $1.15 billion with gross margin of 43.4%, down 150 basis points versus last year.
o	Famous Footwear segment gross margin was 43.2%, down 90 basis points versus last year.

o	Brand Portfolio segment gross margin was 40.8%, down 290 basis points versus last year. Adjusted gross margin was 42.0%, down 170 basis points versus last year. Excluding Stuart Weitzman, gross margin was 41.6%, down 220 basis points versus last year.

●	Selling and administrative expenses were $1.2 billion, or 42.0% of net sales, deleveraged 290 basis points versus last year, primarily reflecting $71 million of Stuart Weitzman expense. Excluding Stuart Weitzman, selling and administrative expenses were $1.1 billion, or 40.9% of net sales, deleveraged 180 basis points versus last year.

●	GAAP net loss was $6.7 million, or loss per diluted share of $0.21, versus last year’s GAAP net earnings of $107.3 million or earnings per diluted share of $3.09. Adjusted net earnings were $20.5 million, or adjusted earnings per diluted share of $0.61, versus last year’s net earnings of $114.6 million, or earnings per diluted share of $3.30. Excluding Stuart Weitzman, adjusted net earnings were $40.2 million, or adjusted earnings per diluted share of $1.19.

●	Inventory at year-end was $610.5 million, up $45.2 million versus last year, of which about $57 million was from Stuart Weitzman. Excluding Stuart Weitzman, Brand Portfolio inventory was down 6%. Famous inventory was up 2%.

●	Borrowings under the asset-based revolving credit facility were $296.5 million, and liquidity was $237.5 million.

Earnings (loss) per diluted share	FY25	FY24
GAAP	($0.21)	$3.09
Adjusted	$0.61	$3.30
Adjusted excluding Stuart Weitzman	$1.19	$3.30

First Quarter & Fiscal 2026 Outlook

For the first quarter of 2026, we expect sales to increase mid- to high-single digits versus last year. Famous Footwear sales are expected to be down low single digits to flat, with comparable sales of down 2% to up 1%. Brand Portfolio sales are anticipated to be up mid-teens, with low single-digit organic growth. Gross margin is expected to improve 120 to 140 basis points. With discrete items impacting the quarter, we expect a tax rate of 30% to 32%. We expect GAAP earnings per diluted share of $0.21 to $0.26 and adjusted earnings per diluted share of $0.25 to $0.30, as we expect to incur approximately $2 million in remaining Stuart Weitzman acquisition and integration expenses.

For fiscal 2026, we expect total sales to increase low to mid-single digits versus fiscal 2025. Famous Footwear sales are expected to be down low single digits to flat, with comparable sales of down 1% to up 1%. Brand Portfolio sales are anticipated to increase low double digits, with low to mid-single-digit organic growth. Gross margin is expected to improve 140 to 180 basis points as tariff mitigation actions take hold and mix improves. We expect interest expense of approximately $18 million, a full-year tax rate of 28% to 30%, and capital expenditures of $55 to $60 million. We expect GAAP earnings per diluted share of $1.31 to $1.61 and adjusted earnings per diluted share of $1.35 to $1.65, as we expect to incur approximately $2 million in remaining Stuart Weitzman acquisition and integration expenses.

First Quarter 2026

Metric	1Q26 Guidance
Net Sales	Up mid to high-single digits
Gross Margin	Up 120 to 140 bps
Tax Rate	30% to 32%
GAAP EPS	$0.21 to $0.26
Adjusted EPS	$0.25 to $0.30

Fiscal 2026

Metric	FY26 Guidance
Net Sales	Up low to mid-single digits
Gross Margin	Up 140 to 180 bps
Tax Rate	28% to 30%
Interest Expense	~$18 million
GAAP EPS	$1.31 to $1.61
Adjusted EPS	$1.35 to $1.65
Capital Expenditures	$55 to $60 million

###

Investor Conference Call

Caleres will host a conference call at 10:00 a.m. ET today, Thursday, March 19, 2026. The webcast and associated slides will be available at investor.caleres.com/events-and-presentations. A live conference call will be available at (877) 704-4453 for North America participants or (201) 389-0920 for international participants; no passcode necessary. A replay will also be available at investor.caleres.com/events-and-presentations for a limited period. Investors can access the replay through April 2, 2026 by dialing (844) 512-2921 in North America or (412) 317-6671 internationally and using the pin 13758564.

About Caleres

Caleres is a market-leading portfolio of global footwear brands that includes Famous Footwear, Sam Edelman, Stuart Weitzman, Allen Edmonds, Naturalizer, Vionic, and more. Our products are available virtually everywhere - in the nearly 1,000 retail stores we operate, in hundreds of major department and specialty stores, on our branded eCommerce sites, and on many additional third-party retail platforms. Combined, these brands make Caleres a company with both a legacy and a mission. Our legacy is nearly 150 years of craftsmanship and our passion for fit, while our mission is to continue to inspire people to feel great…feet first. Visit caleres.com to learn more about us.

Definitions

All references in this press release, outside of the condensed consolidated financial statements that follow, unless otherwise noted, related to net earnings (loss) attributable to Caleres, Inc. and diluted earnings (loss) per common share attributable to Caleres, Inc. shareholders, are presented as net earnings (loss) and earnings (loss) per diluted share, respectively.

Non-GAAP Financial Measures and Metrics

In this press release, the company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP) and using certain non-GAAP financial measures and metrics. In particular, the company provides estimated and future gross profit, operating earnings (loss), net earnings (loss) and earnings (loss) per diluted share, adjusted to exclude certain gains, charges and recoveries and the financial results of the acquired Stuart Weitzman business, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures and metrics help identify underlying trends in the company’s business and provide useful information to both management and investors by excluding certain items that may not be indicative of the company’s core operating results. This measure and metric should not be considered a substitute for or superior to GAAP results.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This press release contains certain forward-looking statements and expectations regarding the company’s future performance and the performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially. These risks include (i) changes in United States and international trade policies, including tariffs and trade restrictions; (ii) changing consumer demands, which may be influenced by general economic conditions and other factors; (iii) inflationary pressures and supply chain disruptions; (iv) rapidly changing consumer preferences and purchasing patterns and fashion trends; (v) supplier concentration, customer concentration and increased consolidation in the retail industry; (vi) intense competition within the footwear industry; (vii) foreign currency fluctuations; (viii) political and economic conditions or other threats to the continued and uninterrupted flow of inventory from China and other countries, where the company relies heavily on third-party manufacturing facilities for a significant amount of its inventory; (ix) cybersecurity threats or other major disruption to the company’s information technology systems including those related to our ERP upgrade; (x) transitional challenges with acquisitions and divestitures; (xi) the ability to accurately forecast sales and manage inventory levels; (xii) a disruption in the company’s distribution centers; (xiii) the ability to recruit and retain senior management and other key associates; (xiv) the ability to secure/exit leases on favorable terms; (xv) the ability to maintain relationships with current suppliers; (xvi) changes to tax laws, policies and treaties; (xvii) our commitments and shareholder expectations related to responsible business initiatives; (xviii) compliance with applicable laws and standards with respect to labor, trade and product safety issues; and (xix) the ability to attract, retain, and maintain good relationships with licensors and protect our intellectual property rights.

The company's reports to the Securities and Exchange Commission contain detailed information relating to such factors, including, without limitation, the information under the caption Risk Factors in Item 1A of the company’s Annual Report on Form 10-K for the year ended February 1, 2025, which information is incorporated by reference herein and updated by the company’s Quarterly Reports on Form 10-Q. The company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.

SCHEDULE 1

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

	(Unaudited)
	Thirteen Weeks Ended		Fifty-Two Weeks Ended
($ thousands, except per share data)	January 31, 2026	February 1, 2025	January 31, 2026	February 1, 2025
Net sales	$695,062	$639,226	$2,757,853	$2,722,683
Cost of goods sold	404,722	364,118	1,573,075	1,500,641
Gross profit	290,340	275,108	1,184,778	1,222,042
Selling and administrative expenses	310,010	261,664	1,157,515	1,065,019
Restructuring and other special charges, net	6,803	5,574	20,891	7,167
Operating (loss) earnings	(26,473)	7,870	6,372	149,856
Interest expense, net	(4,677)	(3,932)	(18,464)	(13,957)
Other expense, net	(1,497)	(2,944)	(130)	(741)
(Loss) earnings before income taxes	(32,647)	994	(12,222)	135,158
Income tax benefit (provision)	8,330	2,913	2,345	(29,061)
Net (loss) earnings	(24,317)	3,907	(9,877)	106,097
Net loss attributable to noncontrolling interests	(1,583)	(1,023)	(3,185)	(1,158)
Net (loss) earnings attributable to Caleres, Inc.	$(22,734)	$4,930	$(6,692)	$107,255

Basic (loss) earnings per common share attributable to Caleres, Inc. shareholders	$(0.70)	$0.15	$(0.21)	$3.10

Diluted (loss) earnings per common share attributable to Caleres, Inc. shareholders	$(0.70)	$0.15	$(0.21)	$3.09

SCHEDULE 2

CALERES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited)
($ thousands)	January 31, 2026	February 1, 2025
ASSETS
Cash and cash equivalents	$29,769	$29,636
Receivables, net	147,216	155,905
Inventories, net	610,471	565,241
Property and equipment, held for sale	—	16,777
Prepaid expenses and other current assets	75,318	68,950
Total current assets	862,774	836,509

Lease right-of-use assets	562,327	564,330
Property and equipment, net	202,939	175,213
Goodwill and intangible assets, net	204,147	192,274
Other assets	133,603	126,428
Total assets	$1,965,790	$1,894,754

LIABILITIES AND EQUITY
Borrowings under revolving credit agreement	$296,500	$219,500
Trade accounts payable	191,150	237,038
Lease obligations	127,034	127,522
Other accrued expenses	230,856	173,873
Total current liabilities	845,540	757,933

Noncurrent lease obligations	467,597	479,524
Other liabilities	43,697	51,348
Total other liabilities	511,294	530,872

Total Caleres, Inc. shareholders’ equity	601,851	599,024
Noncontrolling interests	7,105	6,925
Total equity	608,956	605,949
Total liabilities and equity	$1,965,790	$1,894,754

SCHEDULE 3

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	(Unaudited)
($ thousands)	January 31, 2026	February 1, 2025
OPERATING ACTIVITIES:
Net cash provided by operating activities	$103,177	$104,562

INVESTING ACTIVITIES:
Purchases of property and equipment	(63,744)	(49,147)
Proceeds from sale of headquarters	15,272	—
Capitalized software	(4,147)	(2,539)
Acquisition of Stuart Weitzman, net of cash received	(108,858)	—
Net cash used for investing activities	(161,477)	(51,686)

FINANCING ACTIVITIES:
Borrowings under revolving credit agreement	849,500	639,868
Repayments under revolving credit agreement	(772,500)	(602,368)
Debt issuance costs	(2,920)	—
Dividends paid	(9,448)	(9,694)
Acquisition of treasury stock	(5,044)	(65,039)
Issuance of common stock under share-based plans, net	(3,862)	(9,276)
Contributions by noncontrolling interests	2,650	2,000
Net cash provided by (used for) financing activities	58,376	(44,509)
Effect of exchange rate changes on cash and cash equivalents	57	(89)
Increase in cash and cash equivalents	133	8,278
Cash and cash equivalents at beginning of period	29,636	21,358
Cash and cash equivalents at end of period	$29,769	$29,636

SCHEDULE 4

CALERES, INC.

RECONCILIATION OF NET EARNINGS AND DILUTED EARNINGS PER SHARE (GAAP BASIS) TO ADJUSTED NET EARNINGS AND ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP BASIS) AND ADJUSTED NET EARNINGS AND ADJUSTED DILUTED EARNINGS PER SHARE, EXCLUDING STUART WEITZMAN (NON-GAAP BASIS)

	(Unaudited)
	Thirteen Weeks Ended
	January 31, 2026			February 1, 2025

	Pre-Tax	Net (Loss) Earnings		Pre-Tax	Net Earnings
	Impact of	Attributable	Diluted	Impact of	Attributable	Diluted
	Charges/Other	to Caleres,	Earnings	Charges/Other	to Caleres,	Earnings
($ thousands, except per share data)	Items	Inc.	Per Share	Items	Inc.	Per Share

GAAP earnings		$(22,734)	$(0.70)		$4,930	$0.15

Charges/other items:
Stuart Weitzman acquisition and integration costs	$13,192	9,815	0.30	$—	—	—
Expense reduction initiatives	2,237	1,661	0.05	—	—	—
Organizational changes	1,973	1,465	0.05	—	—	—
Gain on sale of corporate headquarters	(2,551)	(1,894)	(0.06)
Exit of Naturalizer retail store operations	—	—	—	4,216	3,131	0.09
Pension settlement cost	—	—	—	2,716	2,017	0.06
Restructuring costs	—	—	—	1,359	1,009	0.03
Total charges/other items	$14,851	$11,047	$0.34	$8,291	$6,157	$0.18
Adjusted earnings		$(11,687)	$(0.36)		$11,087	$0.33

Stuart Weitzman
Stuart Weitzman impact (1)	$(13,535)	$(9,738)	$(0.30)	$—	$—	$—
Adjusted earnings, excluding Stuart Weitzman		$(1,949)	$(0.06)		$11,087	$0.33

	(Unaudited)
	Fifty-Two Weeks Ended
	January 31, 2026			February 1, 2025

	Pre-Tax	Net (Loss) Earnings		Pre-Tax	Net Earnings
	Impact of	Attributable	Diluted	Impact of	Attributable	Diluted
	Charges/Other	to Caleres,	Earnings	Charges/Other	to Caleres,	Earnings
($ thousands, except per share data)	Items	Inc.	Per Share	Items	Inc.	Per Share

GAAP earnings		$(6,692)	$(0.21)		$107,255	$3.09

Charges/other items:
Stuart Weitzman acquisition and integration costs	$27,571	20,497	0.62	$—	—	—
Expense reduction initiatives	9,615	7,140	0.22	—	—	—
Organizational changes	1,973	1,465	0.04	—	—	—
Gain on sale of corporate headquarters	(2,551)	(1,894)	(0.06)	—	—	—
Exit of Naturalizer retail store operations	—	—	—	4,216	3,131	0.09
Pension settlement cost	—	—	—	2,716	2,017	0.06
Restructuring costs	—	—	—	2,951	2,192	0.06
Total charges/other items	$36,608	$27,208	$0.82	$9,883	$7,340	$0.21
Adjusted earnings		$20,516	$0.61		$114,595	$3.30

Stuart Weitzman
Stuart Weitzman impact (1)	$(26,265)	$(19,683)	$(0.58)	$—	$—	$—
Adjusted earnings, excluding Stuart Weitzman		$40,199	$1.19		$114,595	$3.30

(1)	Represents the pre-tax impact, net loss and diluted loss per share of Stuart Weitzman, adjusted for Stuart Weitzman acquisition and integration costs and $1.4 million and $3.0 million of estimated interest on additional borrowings on the revolving credit agreement for the thirteen and fifty-two weeks, respectively, at an estimated statutory tax rate.

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	January 31,	February 1,	January 31,	February 1,	January 31,	February 1,	January 31,	February 1,
($ thousands)	2026	2025	2026	2025	2026	2025	2026	2025
Net sales	$354,030	$358,351	$361,249	$300,318	$(20,217)	$(19,443)	$695,062	$639,226
Net sales, excluding Stuart Weitzman (1)	354,030	358,351	304,903	300,318	(20,217)	(19,443)	638,716	639,226

Gross profit	150,496	152,461	142,144	125,040	(2,300)	(2,393)	290,340	275,108
Adjusted gross profit	150,496	152,461	150,193	125,040	(2,300)	(2,393)	298,389	275,108
Adjusted gross profit, excluding Stuart Weitzman	150,496	152,461	123,079	125,040	(2,300)	(2,393)	271,275	275,108
Gross margin	42.5%	42.5%	39.3%	41.6%	11.4%	12.3%	41.8%	44.1%
Adjusted gross margin	42.5%	42.5%	41.6%	41.6%	11.4%	12.3%	42.9%	44.1%
Adjusted gross margin, excluding Stuart Weitzman	42.5%	42.5%	40.4%	41.6%	11.4%	12.3%	42.5%	44.1%

Operating earnings (loss)	2,955	6,267	(2,892)	23,026	(26,536)	(21,423)	(26,473)	7,870
Adjusted operating earnings (loss)	2,955	6,713	8,730	28,277	(23,307)	(21,546)	(11,622)	13,444
Adjusted operating earnings (loss), excluding Stuart Weitzman	2,955	6,713	20,840	28,277	(23,307)	(21,546)	488	13,444
Operating margin	0.8%	1.7%	(0.8)%	7.7%	n/m %	n/m %	(3.8)%	1.2%
Adjusted operating margin	0.8%	1.9%	2.4%	9.4%	n/m %	n/m %	(1.7)%	0.2%
Adjusted operating margin, excluding Stuart Weitzman	0.8%	1.9%	6.8%	9.4%	n/m %	n/m %	0.1%	2.1%

Comparable sales % (on a 13-week basis)	0.1%	(2.9)%	—%	—%	—%	—%	—%	—%
Company-operated stores, end of period	821	846	188	114	—	—	1,009	960

n/m – Not meaningful

(1)	Stuart Weitzman net sales were $56.3 million and $102.2 million in the thirteen and fifty-two weeks ended January 31, 2026, respectively.

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	January 31,	February 1,	January 31,	February 1,	January 31,	February 1,	January 31,	February 1,
($ thousands)	2026	2025	2026	2025	2026	2025	2026	2025
Gross profit	$150,496	$152,461	$142,144	$125,040	$(2,300)	$(2,393)	$290,340	$275,108
Charges/Other Items:
Stuart Weitzman acquisition and integration costs	—	—	8,049	—	—	—	8,049	—
Total charges/other items	—	—	8,049	—	—	—	8,049	—
Adjusted gross profit	$150,496	$152,461	$150,193	$125,040	$(2,300)	$(2,393)	$298,389	$275,108

Stuart Weitzman
Stuart Weitzman gross profit	—	—	27,114	—	—	—	27,114	—
Adjusted gross profit, excluding Stuart Weitzman	$150,496	$152,461	$123,079	$125,040	$(2,300)	$(2,393)	$271,275	$275,108

Operating earnings (loss)	$2,955	$6,267	$(2,892)	$23,026	$(26,536)	$(21,423)	$(26,473)	$7,870
Charges/Other Items:
Stuart Weitzman acquisition and integration costs	—	—	11,509	—	1,683	—	13,192	—
Expense reduction initiatives	—	—	113	—	2,124	—	2,237	—
Organizational changes	—	—	—	—	1,973	—	1,973	—
Gain on sale of corporate headquarters	—	—	—	—	(2,551)	—	(2,551)	—
Exit of Naturalizer retail store operations	—	—	—	4,216	—	—	—	4,216
Restructuring costs	—	446	—	1,035	—	(123)	—	1,358
Total charges/other items	—	446	11,622	5,251	3,229	(123)	14,851	5,574
Adjusted operating earnings (loss)	$2,955	$6,713	$8,730	$28,277	$(23,307)	$(21,546)	$(11,622)	$13,444

Stuart Weitzman
Stuart Weitzman operating loss (2)	—	—	(12,110)	—	—	—	(12,110)	—
Adjusted operating earnings (loss), excluding Stuart Weitzman	$2,955	$6,713	$20,840	$28,277	$(23,307)	$(21,546)	$488	$13,444

(2)	Represents the operating loss of Stuart Weitzman, adjusted for Stuart Weitzman acquisition and integration costs.

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Fifty-Two Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	January 31,	February 1,	January 31,	February 1,	January 31,	February 1,	January 31,	February 1,
($ thousands)	2026	2025	2026	2025	2026	2025	2026	2025
Net sales	$1,500,050	$1,556,456	$1,315,976	$1,225,963	$(58,172)	$(59,736)	$2,757,854	$2,722,683
Net sales, excluding Stuart Weitzman (1)	1,500,050	1,556,456	1,213,804	1,225,963	(58,172)	(59,736)	2,655,682	2,722,683

Gross profit	647,977	686,627	537,204	536,295	(403)	(880)	1,184,778	1,222,042
Adjusted gross profit	647,977	686,627	552,921	536,295	(403)	(880)	1,200,495	1,222,042
Adjusted gross profit, excluding Stuart Weitzman	647,977	686,627	504,690	536,295	(403)	(880)	1,152,264	1,222,042
Gross margin	43.2%	44.1%	40.8%	43.7%	0.7%	1.5%	43.0%	44.9%
Adjusted gross margin	43.2%	44.1%	42.0%	43.7%	0.7%	1.5%	43.5%	44.9%
Adjusted gross margin, excluding Stuart Weitzman	43.2%	44.1%	41.6%	43.7%	0.7%	1.5%	43.4%	44.9%

Operating earnings (loss)	47,203	87,076	32,289	122,122	(73,120)	(59,342)	6,372	149,856
Adjusted operating earnings (loss)	47,476	87,715	54,556	128,465	(59,052)	(59,157)	42,980	157,023
Adjusted operating earnings (loss), excluding Stuart Weitzman	47,476	87,715	77,841	128,465	(59,052)	(59,157)	66,265	157,023
Operating margin	3.1%	5.6%	2.5%	10.0%	n/m %	n/m %	0.2%	5.5%
Adjusted operating margin	3.2%	5.6%	4.1%	10.5%	n/m %	n/m %	1.6%	5.8%
Adjusted operating margin, excluding Stuart Weitzman	3.2%	5.6%	6.4%	10.5%	n/m %	n/m %	2.5%	5.8%

Comparable sales % (on a 52-week basis)	(2.3)%	(1.3)%	—%	—%	—%	—%	—%	—%
Company-operated stores, end of period	821	846	188	114	—	—	1,009	960

n/m – Not meaningful

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Fifty-Two Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	January 31,	February 1,	January 31,	February 1,	January 31,	February 1,	January 31,	February 1,
($ thousands)	2026	2025	2026	2025	2026	2025	2026	2025
Gross profit	$647,977	$686,627	$537,204	$536,295	$(403)	$(880)	$1,184,778	$1,222,042
Charges/Other Items:
Stuart Weitzman acquisition and integration costs	—	—	15,717	—	—	—	15,717	—
Total charges/other items	—	—	15,717	—	—	—	15,717	—
Adjusted gross profit	$647,977	$686,627	$552,921	$536,295	$(403)	$(880)	$1,200,495	$1,222,042

Stuart Weitzman
Stuart Weitzman gross profit	—	—	48,231	—	—	—	48,231	—
Adjusted gross profit, excluding Stuart Weitzman	$647,977	$686,627	$504,690	$536,295	$(403)	$(880)	$1,152,264	$1,222,042

Operating earnings (loss)	$47,203	$87,076	$32,289	$122,122	$(73,120)	$(59,342)	$6,372	$149,856
Charges/Other Items:
Stuart Weitzman acquisition and integration costs	—	—	19,528	—	8,043	—	27,571	—
Expense reduction initiatives	273	—	2,739	—	6,603	—	9,615	—
Organizational changes	—	—	—	—	1,973	—	1,973	—
Gain on sale of corporate headquarters	—	—	—	—	(2,551)	—	(2,551)	—
Exit of Naturalizer retail store operations	—	—	—	4,216	—	—	—	4,216
Restructuring costs	—	639	—	2,127	—	185	—	2,951
Total charges/other items	273	639	22,267	6,343	14,068	185	36,608	7,167
Adjusted operating earnings (loss)	$47,476	$87,715	$54,556	$128,465	$(59,052)	$(59,157)	$42,980	$157,023

Stuart Weitzman
Stuart Weitzman operating loss (2)	—	—	(23,285)	—	—	—	(23,285)	—
Adjusted operating earnings (loss), excluding Stuart Weitzman	$47,476	$87,715	$77,841	$128,465	$(59,052)	$(59,157)	$66,265	$157,023

SCHEDULE 6

CALERES, INC.
BASIC AND DILUTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended		Fifty-Two Weeks Ended
	January 31, 2026	February 1, 2025	January 31, 2026	February 1, 2025
($ thousands, except per share data)
Net (loss) earnings attributable to Caleres, Inc.:
Net (loss) earnings	$(24,317)	$3,907	$(9,877)	$106,097
Net loss attributable to noncontrolling interests	1,583	1,023	3,185	1,158
Net (loss) earnings attributable to Caleres, Inc.	(22,734)	4,930	(6,692)	107,255
Net earnings allocated to participating securities	—	(165)	—	(3,839)
Net (loss) earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	$(22,734)	$4,765	$(6,692)	$103,416

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	32,536	32,477	32,518	33,397
Dilutive effect of share-based awards	—	147	—	116
Diluted common shares attributable to Caleres, Inc.	32,536	32,624	32,518	33,513

Basic (loss) earnings per common share attributable to Caleres, Inc. shareholders	$(0.70)	$0.15	$(0.21)	$3.10

Diluted (loss) earnings per common share attributable to Caleres, Inc. shareholders	$(0.70)	$0.15	$(0.21)	$3.09

SCHEDULE 7

CALERES, INC.
BASIC AND DILUTED ADJUSTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended		Fifty-Two Weeks Ended
	January 31, 2026	February 1, 2025	January 31, 2026	February 1, 2025
($ thousands, except per share data)
Adjusted net (loss) earnings attributable to Caleres, Inc.:
Adjusted net (loss) earnings	$(13,270)	$10,064	$17,331	$113,437
Net loss attributable to noncontrolling interests	1,583	1,023	3,185	1,158
Adjusted net (loss) earnings attributable to Caleres, Inc.	(11,687)	11,087	20,516	114,595
Net earnings allocated to participating securities	—	(377)	(752)	(4,106)
Adjusted net (loss) earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	$(11,687)	$10,710	$19,764	$110,489

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	32,536	32,477	32,518	33,397
Dilutive effect of share-based awards	—	147	—	116
Diluted common shares attributable to Caleres, Inc.	32,536	32,624	32,518	33,513

Basic adjusted (loss) earnings per common share attributable to Caleres, Inc. shareholders	$(0.36)	$0.33	$0.61	$3.31

Diluted adjusted (loss) earnings per common share attributable to Caleres, Inc. shareholders	$(0.36)	$0.33	$0.61	$3.30

SCHEDULE 8

CALERES, INC.
BASIC AND DILUTED ADJUSTED EARNINGS PER SHARE, EXCLUDING STUART WEITZMAN RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended		Fifty-Two Weeks Ended
	January 31, 2026	February 1, 2025	January 31, 2026	February 1, 2025
($ thousands, except per share data)
Adjusted net (loss) earnings, excluding Stuart Weitzman, attributable to Caleres, Inc.:
Adjusted net (loss) earnings, excluding Stuart Weitzman	$(3,532)	$10,064	$37,014	$113,437
Net loss attributable to noncontrolling interests	1,583	1,023	3,185	1,158
Adjusted net earnings, excluding Stuart Weitzman, attributable to Caleres, Inc.	(1,949)	11,087	40,199	114,595
Net earnings allocated to participating securities	—	(377)	(1,520)	(4,106)
Adjusted net (loss) earnings, excluding Stuart Weitzman, attributable to Caleres, Inc. after allocation of earnings to participating securities	$(1,949)	$10,710	$38,679	$110,489

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	32,536	32,477	32,518	33,397
Dilutive effect of share-based awards	—	147	—	116
Diluted common shares attributable to Caleres, Inc.	32,536	32,624	32,518	33,513

Basic adjusted (loss) earnings per common share, excluding Stuart Weitzman, attributable to Caleres, Inc. shareholders	$(0.06)	$0.33	$1.19	$3.31

Diluted adjusted (loss) earnings per common share, excluding Stuart Weitzman, attributable to Caleres, Inc. shareholders	$(0.06)	$0.33	$1.19	$3.30

SCHEDULE 9

CALERES, INC.
RECONCILIATION OF DILUTED EARNINGS PER SHARE (GAAP BASIS) TO ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP BASIS)

	(Unaudited)		(Unaudited)
	First Quarter 2026 Guidance		Fiscal 2026 Guidance
	Low	High	Low	High

GAAP diluted earnings per share	$0.21	$0.26	$1.31	$1.61

Stuart Weitzman acquisition and integration costs	0.04	0.04	0.04	0.04
Adjusted diluted earnings per share	$0.25	$0.30	$1.35	$1.65

9

Investor Contact:

Liz Dunn

ldunn@caleres.com